UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2009

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 7  NOT APPLICABLE.

Item 8.01.	Other Events.

On March 26, 2009, Astoria Financial Corporation (the “Corporation”) issued a press release stating that, on Wednesday, April 22, 2009 at approximately 5:00 p.m. (ET), the Corporation is expected to release its financial results for the first quarter ended March 31, 2009, and will host an earnings conference call on Thursday, April 23, 2009 at 10:00 a.m. (ET).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
The following Exhibit is filed as part of this report:
Exhibit 99.1 Press release dated March 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
By:	/s/ Peter J. Cunningham Peter J. Cunningham First Vice President and Director of Investor Relations

Dated:  March 26, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 26, 2009.